Land use rights	12 Months Ended
Dec. 31, 2019
Land use rights [abstract]
Land use rights
11	Land use rights

The movements in the carrying amount of land use rights during the years are as follows:

2018

Beginning of the year
Cost	13,775,976
Accumulated amortisation	(2,128,752)
Accumulated impairment losses	(382,439)

Net book value	11,264,785

Movement:
Business combination	398,591
Addition	260,971
Amortisation charge for the year	(368,025)
Reclassification to assets held for sale	(29,924)
Disposals	(81,788)
Disposal of subsidiaries	-
Currency translation differences	5,424

End of the year	11,450,034

Cost	14,324,288
Accumulated amortisation	(2,486,181)
Accumulated impairment losses	(388,073)

Net book value	11,450,034

All the lands located in the PRC and Singapore are leased from respective governments according to corresponding regulations applied across the countries. The Group will renew the leases according to the operation requirements of the Group and the related regulations of the respective countries.

Upon the adoption of IFRS 16 on 1 January 2019, land use rights were reclassified to “right -of-use assets”. Please refer to note 43 for details of right-of-use assets.

Land use rights without ownership certificates

As at 31 December 2019, the Group were in the process of applying for the ownership certificates for certain land use rights (which were reclassified and recognized as right-of-use assets upon the adoption of IFRS 16 on 1 January 2019) with an aggregate net book value of RMB350 million (2018: RMB543 million). Management is of the opinion that the Group is entitled to the lawful and valid occupation and use of the abovementioned land. There has been no litigations, claims or assessments against the Group for compensation with respect to the use of these buildings as at the date of approval of these financial statements.